                                 Exhibit 99.2

Series 1998-1 Monthly Certificateholders' Statement for the month of March 1999

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      YOUNKERS MASTER TRUST SERIES 1995-1
               PROFFITT'S CREDIT CARD MASTER TRUST SERIES 1998-1

   Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:


   Date of the Certificate                    April 10, 1999
   Monthly Period ending:                     March 31, 1999
   Determination Date                         April 10, 1999
   Distribution Date                          April 15, 1999

-----------------------------------------------------------------------------------------------------
                                              GENERAL
-----------------------------------------------------------------------------------------------------
 201   Amortization Period                                                  No                     201
 202   Early Amortization Period                                            No                     202
 203   Class A Investor Amount paid in full                                 No                     203
 204   Class B Investor Amount paid in full                                 No                     204
 205   Class C Investor Amount paid in full                                 No                     205
 206   Saks Incorporated is the Servicer                                   Yes                     206


---------------------------------------------------------------------------------------------------------------
                                               INVESTOR AMOUNT
---------------------------------------------------------------------------------------------------------------
                                                               as of the end of prior          as of the end of the relevant
                                                                   Monthly Period                      Monthly Period
                                                           -------------------------------    -------------------------------
 207   Series 1998-1 Investor Amount                        $     91,500,000        207(a)     $      91,500,000         207(b)
 208   Class A Investor Amount                              $     67,000,000        208(a)     $      67,000,000         208(b)
 209   Class B Investor Amount                              $      8,000,000        209(a)     $       8,000,000         209(b)
 210   Class C Investor Amount                              $     16,500,000        210(a)     $      16,500,000         210(b)

 211   Series 1998-1 Adjusted Investor Amount               $     91,500,000        211(a)     $      91,500,000         211(b)
 212   Series 1998-1 Investor Amount                        $     91,500,000        212(a)     $      91,500,000         212(b)
 213   Principal Account Balance                            $              -        213(a)     $              -          213(b)


 214   Class A Certificate Rate                                                                             6.43%        214
 215   Class B Certificate Rate                                                                             6.61%        215
 216   Class C Certificate Rate                                                                             0.00%        216
 217   Weighted average interest rate for Series 1998-1                                                     5.29%        217

                                                               as of the end of prior          as of the end of the relevant
                                                                   Monthly Period                      Monthly Period
                                                             -----------------------------     -------------------------------


 218   Series 1998-1 Investor Percentage with respect to
       Finance Charge Receivables                                      12.52%       218(a)                 12.68%        218(b)
 219   Class A                                                          9.17%       219(a)                  9.28%        219(b)
 220   Class B                                                          1.09%       220(a)                  1.11%        220(b)
 221   Class C                                                          2.26%       221(a)                  2.29%        221(b)

 222   Series 1998-1 Investor Percentage with respect to
       Principal Receivables                                           12.52%       222(a)                 12.68%        222(b)
 223   Class A                                                          9.17%       223(a)                  9.28%        223(b)
 224   Class B                                                          1.09%       224(a)                  1.11%        224(b)
 225   Class C                                                          2.26%       225(a)                  2.29%        225(b)

 226   Series 1998-1 Investor Percentage with respect to
       Default Amounts                                                 12.52%       226(a)                 12.68%        226(b)
 227   Class A                                                          9.17%       227(a)                  9.28%        227(b)
 228   Class B                                                          1.09%       228(a)                  1.11%        228(b)
 229   Class C                                                          2.26%       229(a)                  2.29%        229(b)


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                                               SERIES 1998-1 INVESTOR DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

 230   The sum of the daily allocations of collections of Principal Receivables for                   $         -         230
       the relevant Monthly Period
 231   Class A distribution of collections of Principal Receivables per $1,000 of                     $         -         231
       original principal amount
 232   Class B distribution of collections of Principal Receivables per $1,000 of                     $         -         232
       original principal amount
 233   Class C distribution of collections of Principal Receivables per $1,000 of                     $         -         233
       original principal amount
 234   Class A distribution attributable to interest per $1,000 of original                           $      5.36         234
       principal amount
 235   Class B distribution attributable to interest per $1,000 of original                           $      5.51         235
       principal amount
 236   Class C distribution attributable to interest per $1,000 of original                           $         -         236
       principal amount
 237   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                  $      1.67         237
       original principal amount

-------------------------------------------------------------------------------------------------------------------------------
                                              COLLECTIONS ALLOCATED TO SERIES 1998-1
-------------------------------------------------------------------------------------------------------------------------------

       Allocations of Finance Charge Collections
       -----------------------------------------
 238   Investor allocation of Finance Charge Collections during the
       Collection Period pursuant to Section 4.4                                                      $ 2,044,729         238

 239   Investment earnings during Collection Period of Series Accounts to
       be treated as investor Finance Charge Collections:                                             $         -         239

 240       (a) Collection Account                                                                     $         -         240
 241       (b) Reserve Account                                                                        $         -         241
 242       (c) Principal Account                                                                      $         -         242

 243   Monthly Finance Charge Allocation prior to allocation of Shared
       Finance Charge Collections (line 238 + line 239)                                               $ 2,044,729         243

 244   "Reserve Draw Amount" for the Distribution Date (pursuant to Section
       4.9 (b))                                                                                       $         -         244

 245   "Reserve Account Surplus" for the Distribution Date (pursuant to
       Section 4.9(c))                                                                                $         -         245

 246   Final Reserve Account disbursement (pursuant to Section 4.9 (d))                               $         -         246

 247   Total allocations of Finance Charge Collections during the Relevant
       Monthly Period (sum of line 243, line 244, line 245 and line 246)                              $ 2,044,729         247

-------------------------------------------------------------------------------------------------------------------------------
                                             APPLICATION OF FINANCE CHARGE COLLECTIONS
-------------------------------------------------------------------------------------------------------------------------------

 248   Shared Finance Charge Collections allocated to Series 1998-1 to cover
       the Total Deficiency Amount pursuant to Section 4.6                                            $         -         248

 249   Class A Monthly Interest plus the amount of any previous month's
       Class A Interest Shortfall plus any Class A Additional Interest (Section
       4.6 (a))                                                                                       $   359,008         249

 250   Class B Monthly Interest plus the amount of any previous month's
       Class B Interest Shortfall plus any Class B Additional Interest (Section
       4.6 (a))                                                                                       $    44,067         250

 251   Investor Monthly Servicing Fee due for the relevant Monthly Period (Section
       4.6 (c))                                                                                       $   152,500         251

 252   Investor Monthly Servicing Fee due but not distributed to the Servicer for
       prior Monthly Periods (Section 4.6 (c))                                                        $         -         252

 253   Investor Default Amount (Section 4.6 (d))                                                      $   294,229         253

 254   Unpaid Deposit Obligation (Section 4.6 (e))                                                    $         -         254

 255   Aggregate amount of Class A Investor Charge-Offs which have not been
       previously reimbursed (Section 4.6 (f))                                                        $         -         255

 256   An amount equal to any unreimbursed reductions of the Class B
       Investor Amount, if any, due to (i) Reallocated Principal Collections and
       (ii) Class B Investor Charge-Offs (Section 4.6 (f))                                            $         -         256

 257   An amount equal to any unreimbursed reductions of the Class C
       Investor Amount, if any, due to (i) Reallocated Principal Collections and
       (ii) Class C Investor Charge-Offs (Section 4.6 (f))                                            $         -         257

 258   Excess, if any, of the Required Reserve Account Amount over the
       amount on deposit in the Reserve Account (Section 4.6 (g))                                     $         -         258

 259   Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C Investor Amount held by Persons other than the
        Servicer or its Affiliates (Section 4.6 (h))                                                  $         -         259

 260   Excess Spread                                                                                  $ 1,194,925         260

-------------------------------------------------------------------------------------------------------------------------------
                                                DETERMINATION OF MONTHLY PRINCIPAL
-------------------------------------------------------------------------------------------------------------------------------

       During the Accumulation Period
       ------------------------------

 261   Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 262 below                                                         $         -         261

 262   Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                                 $         -         262

 263   Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                       $         -         263

 264   Controlled Deposit Amount                                                                      $         -         264

 265   Controlled Deposit Amount for the relevant Monthly Period during the
       Accumulation Period                                                                            $         -         265

 266   Deficit Controlled Deposit Amount for the preceding Monthly Period                             $         -         266

 267   Excess of the Monthly Total Principal Allocation over the Controlled
       Deposit Amount to be paid to the holder of the Exchangeable                                    $         -         267
       Transferor Certificate

 268   Deficit Controlled Deposit Amount for the relevant Monthly Period                              $         -         268

 269   Total amount deposited to the Principal Account                                                $         -         269

       During the Rapid Amortization Period
       ------------------------------------

 270   Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the
       inclusion of amounts in line 271 below                                                         $         -         270

 271   Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                                 $         -         271

 272   Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                       $         -         272

 273   Lesser of the Monthly Total Principal Allocation and the Adjusted                              $         -         273
       Investor Amount (Section 4.4 (c)(ii))

 274   Shared Principal Collections allocable to the Series 1998-1 Certificate
       (to the extent the Adjusted Investor Amount exceeds the balance of the
       Principal Account after giving effect to line 273)                                             $         -         274

 275   Total Amount deposited to the Principal Account                                                $         -         275

 276   Principal Account balance after deposit to Principal Account for                               $         -         276
       relevant Monthly Period

-------------------------------------------------------------------------------------------------------------------------------

                                                 REALLOCATED PRINCIPAL COLLECTIONS
-------------------------------------------------------------------------------------------------------------------------------


 277   Reallocated Principal Collections                                                              $         -         277

 278   Class C Reallocated Amount (to the extent needed to fund excess of
       Total Deficiency Amount over Investor Default Amount)                                          $         -         278

 279   Class B Reallocated Amount (to the extent needed to fund excess of
       Total Deficiency Amount over Investor Default Amount)                                          $         -         279

-------------------------------------------------------------------------------------------------------------------------------

                                         TOTAL DEFICIENCY AMOUNT AND INVESTOR CHARGE-OFFS
-------------------------------------------------------------------------------------------------------------------------------
 280   Monthly Finance Charge Allocation prior to allocation of Shared                                $ 2,044,729         280
       Finance Charge Collections

 281   Total Monthly Payment                                                                          $   849,804         281

 282   Class A Certificate Interest                                                                   $   359,008         282

 283   Class B Certificate Interest                                                                   $    44,067         283

 284   Investor Monthly Servicing Fee                                                                 $   152,500         284

 285   Investor Default Amount                                                                        $   294,229         285

 286   Unpaid Deposit Obligation                                                                      $         -         286

 287   Total Deficiency Amount prior to allocation of Shared Finance Charge
       Collections (excess of line 281 over line 280)                                                 $         -         287

 288   Allocation of Shared Finance Charge Collections to Series 1998-1
       during the Relevant Monthly Period                                                             $         -         288

 289   Total Deficiency Amount ("Shortfall") (Section 4.6)                                            $         -         289

 290   Investor Charge-Offs                                                                           $         -         290

 291   Class C Investor Charge-Offs                                                                   $         -         291

 292   Class B Investor Charge-Offs                                                                   $         -         292

 293   Class A Investor Charge-Offs                                                                   $         -         293

 -------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
 -------------------------------------------------------------------------------------------------------------------------------
       Class A
       -------
 294   Aggregate amount of Class A Investor Charge-Offs over Class A
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                    $         -         294

       Class B
       -------
 295   Aggregate amount of Class B Investor Charge-Offs over Class B
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                    $         -         295

 296   Aggregate amount of Class B Reallocated Amounts over Class B
       Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or
       allocated to the Class C Investor Amount pursuant to Section 4.11                              $         -         296

       Class C
       -------
 297   Aggregate amount of Class C Investor Charge-Offs over Class C
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                    $         -         297

 298   Aggregate amount of Class C Reallocated Amounts over Class C
       Reallocated Amounts reimbursed pursuant to subsection 4.6 (f)                                  $         -         298

-------------------------------------------------------------------------------------------------------------------------------
                                                           POOL FACTORS
-------------------------------------------------------------------------------------------------------------------------------

 299   Class A Pool Factor                                                                                 100.00%        299
 300   Class B Pool Factor                                                                                 100.00%        300
 301   Class C Pool Factor                                                                                 100.00%        301

-------------------------------------------------------------------------------------------------------------------------------
                                                          RESERVE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------

 302   Required Reserve Account Amount ( if applicable)                                                      N/A          302
 303   Reserve Account Reinvestment Rate (if applicable)                                                     N/A          303
 304   Reserve Account balance                                                                        $         -         304


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 1999.

       Saks Incorporated, as Servicer

       By   /s/ James S. Scully
         ---------------------------------
       NAME:  JAMES S. SCULLY
       TITLE: VICE PRESIDENT AND TREASURER